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                                                                      EXHIBIT 20
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
VW CREDIT, INC. -- SERVICER
15-JUL-96

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                            DAILY CALCULATION SHEET
                            -----------------------

TODAY
Principal Collections                     $  9,126,778.97
Interest Collections                      $    317,681.43

CURRENT VALUES

Pool Balance                              $481,299,118.16

Subordinated Percentage                           14.286%

Overconcentration Amount                  $ 18,019,977.17
Ineligible Receivables                    $          0.00
Defaulted Receivables in Ineligible       $          0.00
 Accounts and in Accounts containing
 Overconcentrations

Invested Amount                           $375,000,000.00
Excess Funded Amount                      $          0.00
Required Participation Percentage         $ 15,000,000.00
Available Subordinated Amount             $ 69,617,265.91

To Sweep or Not To Sweep [Cash]           NO DAILY SWEEP
Amount to Sweep                                $0.00

ALLOCATION OF COLLECTIONS
- -------------------------

Available Seller's Collections            $  2,271,720.34
Available Seller's Interest Collections   $     79,073.17
Available Seller's Principal Collections  $  2,271,720.34
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
VW CREDIT, INC. -- SERVICER                                                                                            PAGE 1
15-JUL-96
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                          MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                                          ----------------------------------------------


TRANSACTION SUMMARY                                           PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
- -------------------                                           --------------------------------------------------
                                   From          To     Days
                                   ----          --     ----
Current Collection Period         6/15/96      7/14/96   30   Net losses as a % of Avg. Receivables Balance
                                                              (annualized)                                                   0.00%

Series Allocation Percentage         100.00%                  PORTFOLIO AND DEALERSHIP STATISTICS
                                                              -----------------------------------

Initial Principal Balance    $375,000,000.00                  Used Vehicle Receivables' Balance                     $26,394,932.23
Outstanding Principal                                         Used Vehicle Percentage                                       5.496%
 Balance                     $375,000,000.00                  Used Vehicle Percentage During Last Collection
                                                               Period                                                       5.380%
Amount Invested in                                            Early Amortization Event?                                  NO
 Receivables on Series
 Issuance Date               $375,000,000.00
Initial Invested Amount      $375,000,000.00                  Largest Dealer or Dealer Affiliation Balance          $20,067,222.96
Invested Amount at the                                        Largest Dealer Percentage                                     4.019%
 Beginning of Period         $375,000,000.00
Invested Amount              $375,000,000.00
Required Subordinated                                         Aggregate Principal Amount of Receivables of
 Amount                       $69,125,469.38                   Dealers over 2%                                      $18,119,977.17
Excess Funded Amount                   $0.00                  Aggregate % Principal Amount of Receivables of
                                                              Dealers over 2%                                               3.629%

Available Subordinated                                        SUMMARY OF COLLECTIONS
 Amount (previous period)                N/A                  ----------------------
Inremental Subordinated
 Amount (previous period)                N/A
                                                              Aggregate Amount of Collections                      $218,474,530.89
RESERVE FUND AND YIELD                                        Aggregate Amount of Interest Collections               $3,604,578.34
 SUPPLEMENT ACCOUNT
 ------------------
                                                              Investment Proceeds                                       $16,679.16
Yield Supplement Account                                      Aggregate Amount of Principal Collections            $214,869,952.55
 Initial Deposit               $1,875,000.00
Yield Supplement Account                                      Asset Receivables Rate                                        7.866%
 Beginning Balance             $1,875,000.00
Yield Supplement Account                                      Use Asset Receivables Rate?                                NO
 Required Amount               $1,875,000.00
                                                              Carryover Amount (this Distribution Date)                        N/A
Reserve Fund Initial                                          Total Carryover Amount                                           N/A
 Deposit                       $1,875,000.00
Reserve Fund Required
 Amount                        $1,875,000.00
Reserve Fund Beginning                                        PAYMENT RATE INFORMATION
 Balance                       $1,875,000.00                  ------------------------

Outstanding Carryover                                         Monthly Payment Rate                                     43.87%
 Amount - Beginning Balance            $0.00
Yield Supplement Account                                      Previous Collection Period Monthly Payment Rate          46.06%
 Draw Amount                           $0.00
Outstanding Carryover                                         Monthly Payment Rate 3 months ago                        39.35%
 Amount - Ending Balance               $0.00
Yield Supplement Account                                      3-month Average Payment Rate                             43.09%
 Balance - Ending Balance      $1,875,000.00
Yield Supplement Account                                      12-month Minimum Payment Rate                            39.35%
 Required Deposit Amount               $0.00
                                                              Early Amortization Event?                                  NO
Reserve Fund Draw Amount               $0.00
Reserve Fund Ending Balance    $1,875,000.00                  ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
                                                              ---------------------------------------------
Reserve Fund Required
 Deposit Amount                        $0.00
                                                              Extend Revolving Period?                                  YES
1-month LIBOR Rate                                            Last Day of Revolving Period                              N/A
 (annualized)                     5.4960900%
Certificate Coupon                                            Invested Amount as of Last Day of Revolving Period        N/A
 (annualized)                     5.6560900%
Prime Rate (annualized)           8.2500000%                  Accumulation Period Length (months)                       N/A
Servicing Fee Rate                                            First Accumulation Date                             TO BE DETERMINED
 (annualized)                         1.000%
Excess Spread                     1.9739100%                  Expected Final Payment Date                               N/A
                                                              Required Participation Percentage                        4.00%
TRUST PRINCIPAL RECEIVABLES                                   Principal Funding Account Balance                              $0.00
- ---------------------------
                                                              Principal Payment Amount                                       $0.00
Pool Balance at the                                           Controlled Deposit Amount                                      $0.00
 Beginning of Period         $499,272,478.52
Pool Balance at the Ending
 of Period                   $480,299,118.16
Average Aggregate                                             TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
 Principal Balance           $489,785,798.34                  -----------------------------------------

Aggregate Principal                                           CERTIFICATEHOLDERS
 Collections                 $214,869,952.55                  ------------------
New Principal Receivables    $195,896,592.19                  i.    Monthly Interest Distribution                    $1,767,528.13
Receivables Added for                                         ii.   Monthly Servicing Fee Distribution                 $312,500.00
 Additional Accounts                   $0.00
Investor Default Amount                $0.00                  iii.  Reserve Fund Deposit Amount Distribution                 $0.00
Net Losses                             $0.00                  iv.   Investor Default Amount Distribution                     $0.00
Monthly Interest Accrued,                                     v.    Outstanding Carryover Amount Distribution                $0.00
 but not Paid                          $0.00
Ineligible Receivables                 $0.00                  vi.   Yield Supplement Account Deposit Amount
                                                                      Distribution                                           $0.00
                                                                                                                             -----
Ineligible Receivables in                                                Excess Servicing                              $627,344.97
 Prior Collection Period               $0.00
Defaulted Receivables in
 Ineligible and Overconc.
 Accounts                              $0.00
                                                              Excess Servicing (Previous Period)                       $510,176.17
MISCELLANEOUS DATA
- ------------------
                                                              DEFICIENCY AMOUNT
                                                              -----------------
Recoveries on Receivables
 Written Off                           $0.00
Spread Over Prime for                                         Deficiency Amount                                               $0.0
 Portfolio                             0.38%
Weighted Average Interest                                     Draw Amount                                                     $0.0
 Rate                                  8.63%

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
VW CREDIT, INC. -- SERVICER                                                                                                  PAGE 2
15-JUL-96
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                                              SUMMARY
                                                              -------




                             COLLECTIONS                    ACCRUAL         DISTRIBUTION
                           ---------------              ---------------   ----------------
From:                          15-Jun-96
To:                            14-Jul-96
Days:                                 29

LIBOR RATE                    5.4960900%
(1 month)

SERIES #                               1   Active
VCI RATING:                      N/A
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                                        TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
                                        --------------------------------------------------

                           SERIES                                      EXCESS    REQUIRED        REQUIRED      OUTSTANDING
SERIES     SERIES        ALLOCATION   INVESTED         SUBORDINATED    FUNDED  PARTICIPATION   PARTICIPATION   CERTIFICATE
NUMBER      NAME         PERCENTAGE    AMOUNT             AMOUNT       AMOUNT   PERCENTAGE        AMOUNT         BALANCE
- ------      ----         ----------    ------             ------       ------   ----------        ------         -------
           Trust                      $375,000,000.00  $69,125,469.38   $0.00       N/A        $15,000,000.00
1          Series
           1996-1         100.00%     $375,000,000.00  $69,125,469.38   $0.00      4.00%       $15,000,000.00  $375,000,000.00
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VW CREDIT, INC. -- SERVICER                                                                                                   PAGE 3

15-JUL-96
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                                       SERVICING CERTIFICATE
                                                       ---------------------



INITIAL AMOUNTS                                                       EXCESS SPREAD CALCULATION
- ---------------                                                       -------------------------

Initial Invested Amount           $375,000,000.00                     Weighted Average Rate Charged to Dealers         8.63%
Invested Amount                   $375,000,000.00                     LIBOR                                            5.50%
Controlled Accumulation Amount    $          0.00                     Certificate Rate (LIBOR+16 b.p.)                 5.66%
Required Subordinated Amount      $ 69,125,469.38                     Servicing Fee Rate                               1.00%
Annualized Servicing Fee Rate               1.00%                     Investor Net Losses                              0.00%
                                                                                                                       -----
First Controlled Accumulation                                         Excess Spread                                    1.97%
 Date                            TO BE DETERMINED
Accumulation Period Length
 (months)                              N/A
Expected Final Payment Date            N/A
Initial Settlement Date                  28-Mar-96
Required Participation
 Percentage                                  4.00%
Subordinated Percentage                     14.29%

SERIES 1996-1 MONTHLY REPORTING
- -------------------------------
                                                                           REQUIRED                 EXCESS
                                  SERIES 1996-1       INVESTED           SUBORDINATED               FUNDING
PRINCIPAL RECEIVABLES                 TOTAL            AMOUNT               AMOUNT                  AMOUNT
- ---------------------                 -----            ------               ------                  ------

Series Allocation Percentage       100.00%
Beginning Balance                 $375,000,000.00   $375,000,000.00      $69,125,469.38                          $0.00
  Floating Allocation
   Percentage                      75.11%               75.11%
  Fixed Allocation Percentage       N/A

Principal Collections             $214,869,952.55   $214,869,952.55          N.A.                    N.A.
New Principal Receivables         $195,896,592.19   $195,896,592.19          N.A.                    N.A.
Principal Default Amounts                   $0.00             $0.00          N.A.                    N.A.
Receivables Added for
 Additional Accounts                        $0.00             $0.00          N.A.                    N.A.
Controlled Deposit Amount                   $0.00               N/A          N.A.                    N.A.
Principal Allocation Percentage
"Pool Factor"                       100.00000000%

Ending Balance                    $375,000,000.00   $375,000,000.00      $69,739,904.03                          $0.00
  Floating Allocation
   Percentage                      78.08%               78.08%

NON-PRINCIPAL RECEIVABLES
- -------------------------------

Interest Collections                $2,707,373.10
Recoveries on Receivables
 Written Off                                $0.00
Investment Income                      $16,679.16
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